UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

FIRST INTERSTATE BANCSYSTEM, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2020

The following “Notice of Change of Location and Time of Annual Meeting of Shareholders” relates to the Notice of Annual Meeting of Shareholders and the Proxy Statement (the “Proxy Statement”) of First Interstate BancSystem, Inc. (the “Company”), each dated March 20, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) originally scheduled to be held on Tuesday, May 5, 2020 at 3:00 p.m. Mountain Daylight Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders of the Company on or about April 15, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND TIME
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2020

April 15, 2020
To the Shareholders of First Interstate BancSystem, Inc.:
Due to concerns related to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our shareholders and other stakeholders, NOTICE IS HEREBY GIVEN that the location and time of the previously noticed Annual Meeting of Shareholders of the Company have been changed.
The Annual Meeting of Shareholders will now be held one hour later and at the Company’s headquarters, located at 401 North 31st Street, 18th Floor, Billings, Montana, on Tuesday, May 5, 2020, at 4:00 p.m. Mountain Daylight Time.
Because of the various and evolving recommendations limiting the number of persons that may gather at public events, there can be no guarantee that shareholders will be permitted to attend the meeting in person, or that doing so, even if permitted, would be in a shareholder’s best interest given safety concerns. We therefore urge shareholders to vote and submit proxies in advance of the Annual Meeting of Shareholders, in lieu of attending the meeting in person.
If the Company ultimately is unable to hold the Annual Meeting on May 5, 2020 in person at the new time and location, the Company will again notify shareholders by the issuance of a press release and the filing of additional proxy materials with the Securities and Exchange Commission, both of which will be available on the Company’s website, www.FIBK.com.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on March 6, 2020, the record date, or hold a legal proxy for the meeting provided by your broker, bank, trust, or other nominee. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the notice of internet availability of proxy materials previously distributed, a copy of which is included below for your reference, will not be updated to reflect the change in location and time for the Annual Meeting as updated hereby and may continue to be used to vote your shares in connection with the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Kirk D. Jensen
Corporate Secretary

Billings, Montana
April 15, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 5, 2020: The Company’s Proxy Statement for the Annual Meeting, a sample of the form of proxy card sent to shareholders by the Company and the Company’s 2019 Annual Report on Form 10-K are available at www.astproxyportal.com/ast/40019/. Before making any voting decisions, you are urged to read the Company’s Proxy Statement for the Annual Meeting (including any amendments or supplements thereto) and any other relevant documents that the Company may file with or furnish to the SEC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

FIRST INTERSTATE BANCSYSTEM, INC.

To Be Held On:

The First Interstate Bank Operations Center, 1800 Sixth Avenue North, Billings, Montana 59101

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Board of Directors recommends a vote FOR each of the nominees and FOR proposal 2.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/24/20.

Please visit http://www.astproxyportal.com/ast/40019/, where the following materials are available for view:

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Information on how to obtain directions to be able to attend the meeting and vote in person can be found in the Proxy Statement.

MAIL: You may request a card by following the instructions above.

1. Election of Directors Nominees

NOMINEES:

Alice S. Cho
Dana L. Crandall
Dennis L. Johnson
Patricia L. Moss

Please note that you cannot use this notice to vote by mail.

2. Ratification of RSM US LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2020.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote on such other business as may properly come before the meeting or any adjournment thereof.